Exhibit 99.1 August 2018 Investor Presentation Contact: Jon Faulkner CFO The Dixie Group Phone: 706-876-5814 jon.faulkner@dixiegroup.com

Forward Looking Statements The Dixie Group, Inc. • Statements in this presentation which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company’s results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company’s business. Issues related to the availability and price of energy may adversely affect the Company’s operations. Additional information regarding these and other factors and uncertainties may be found in the Company’s filings with the Securities and Exchange Commission. • General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information. 2

Dixie History • 1920 Began as Dixie Mercerizing in Chattanooga, TN • 1990’s Transitioned from textiles to floorcovering • 2003 Refined focus on upper- end floorcovering market • 2003 Launched Dixie Home - upper end residential line • 2005 Launched modular tile carpet line – new product category • 2007 Launched wool products in Masland & Fabrica – high-end designers • 2012 Purchased Colormaster dye house – lower cost • 2012 Purchased Crown rugs – wool rugs • 2013 Purchased Robertex - wool carpet manufacturing • 2014 Purchased Atlas Carpet Mills – high-end commercial business • 2014 Purchased Burtco - computerized yarn placement for hospitality • 2016 Launched Calibré luxury vinyl flooring in Masland Contract • 2017 Launched Stainmaster® LVF in Masland and Dixie Home • 2018 Launch engineered wood in our Fabrica brand 3

Dixie Today • Commitment to brands in the upper- end market with strong growth potential. • Diversified between Commercial and Residential markets. • Diversified customer base (TTM Basis) – Top 10 carpet customers • 17% of sales – Top 100 carpet customers • 31% of sales 4

Dixie Group Drivers What affects our business? The market dynamics: • Residentially • The market is driven by home sales and remodeling. • New construction is a smaller effect. • Dixie is driven by the wealth effect. • The stock market and consumer confidence. • Commercially • The market is driven by remodeling of offices, schools, retail and hospitality as demonstrated by the investment in non-residential fixed structures. • Dixie is driven by upper-end remodeling in offices, retail remodeling, higher education, and upper-end hospitality that primarily involves a designer. 5

New and Existing Home Sales Seasonally Adjusted Annual Rate • “There continues to be a New 1,000 Existing 1,000 mismatch since the spring 800 6,000 between the growing level of homebuyer demand in 750 most of the country in relation to the actual pace 700 5,500 of home sales, which are declining. 650 • The root cause is without a 5,000 doubt the severe housing 600 shortage that is not releasing its grip on the 550 nation’s housing market. 4,500 What is for sale in most 500 areas is going under contract very fast and in 450 4,000 many cases, has multiple offers. This dynamic is 400 keeping home price growth 350 elevated, pricing out would- 3,500 be buyers and ultimately 300 slowing sales.” Lawrence Yun 250 3,000 Chief Economist Jan '13 Jan '14 Jan '15 Jan '16 Jan '17 Jan '18 National Association of Realtors 6 Source: National Association of Realtors (existing) and census.gov/newhomesales July 23, 2018

Residential and Commercial Fixed Investment Rebound in residential activity Commercial activity is flat We expect 2018 to continue the rebound of residential fixed investment as a percent of GDP 7

The Industry as compared to The Dixie Group Source: U.S. Bureau of Economic Analysis and Company estimates 8

2017 U.S. Flooring Manufacturers Flooring $ in Carpet & Rug Leaders millions Flooring % Shaw (Berkshire Hathaway) 4,642 20.9% Mohawk (MHK) 5,190 23.3% Engineered Floors (Private, Bought Beaulieu 10-2017, sales combined) 885 4.0% Interface (TILE) 516 2.3% Dixie (DXYN) 365 1.6% Imports & All Others 10,664 47.9% U.S. Carpet & Rug Market 22,262 100.0% Source: Floor Focus - Flooring includes sales of carpet, rugs, ceramic floor tile, wood, laminate, resilient and rubber 9

Dixie versus the Industry 2018 Second Quarter Dixie sales 2018 Second Quarter U.S. Carpet & Rug Market of $10.6 billion High End Commercial, 28% Commercial, 42% High End Residential, 72% Residential, 58% Source: Floor Covering Weekly and Dixie Group estimate 10

Carpet Growth Dixie Market Share in Dollars and Units 11

Industry Positioning The Dixie Group • Strategically our residential and commercial businesses are driven by our relationship to the upper-end consumer and the design community • This leads us to: – Have a sales force that is attuned to design and customer solutions – Be a “product driven company” with emphasis on the most beautiful and up-to-date styling and design – Be quality focused with excellent reputation for building excellent products and standing behind what we make – And, unlike much of the industry, not manufacturing driven 12

Residential Brand Positioning The Dixie Group ESTIMATED WHOLESALE MARKET PRICE FOR CARPETS AND RUGS: VOLUME AND PRICE POINTS OR SALES DOLLARS Masland TOTAL MARKET: SQUARE YARDS SQUAREMARKET: YARDS TOTAL Dixie Home Fabrica $0 $8 $14 $21 $28 $35 $42 $49 INDUSTRY AVERAGE PRICE / SQ YD FOR CARPETS AND RUGS Note: Market share data based on internal company estimates – Industry average price based on sales reported through industry sources 13

Dixie Group High-End Residential Sales All Residential Brands Sales by Brand for 2018 Second Quarter Fabrica Masland Dixie Home 14

Dixie Group High-End Residential Sales All Brands Sales by Channel for 2018 Second Quarter Specialty - OEM Commercial Builder Mass Merchant Retailer Designer The company believes that a significant portion of retail sales also involve a designer. 15

• Well-styled moderate to upper priced residential broadloom line – Known for differentiated pattern and color selection • Dixie Home provides a “full line” to retailers – Sells specialty and mass merchant retailers • Growth initiatives – Stainmaster® Tru Soft TM Fiber Technology – Stainmaster® PetProtect ® Fiber Technology 16

• Leading high-end brand with reputation for innovative styling, design and color • High-end retail / designer driven – Approximately 22% of sales directly involve a designer – Hand crafted and imported rugs • Growth initiative – Stainmaster® TruSoft™ Fiber Technology – Stainmaster® PetProtect ® Fiber Technology – Wool products in both tufted and woven constructions 17

• Premium high-end brand – “Quality without Compromise” • Designer focused – Approximately 31% of sales directly involve a designer – Hand crafted and imported rugs • Growth initiatives – Stainmaster® TruSoft™ Fiber Technology – Fabrica Permaset dyeing process “unlimited color selection in wool” 18

Commercial Market Positioning The Dixie Group • We focus on the “high-end specified soft floorcovering contract market” • Our Atlas brand – Designer driven focused on the fashion oriented market space • Our Masland Contract brand – Broad product line for diverse commercial markets • Our Masland Hospitality brand – Custom products for the hospitality industry • Our Masland Residential sales force – Sells “main street commercial” through retailers 19

• Atlas is our premium commercial brand • Dedicated to serving the architect and designer needing finer goods • Focus is on the corporate market through high fashion broadloom and modular carpet tile offerings • With state-of-the-art tufting machines Atlas can quickly manufacture both custom and running line products 20

• Upper-end brand in the specified commercial marketplace – Corporate, End User, Store Planning, Hospitality, Health Care, Government and Education markets • Designer focused • Strong national account base • Growth initiatives – Masland Contract Modular Carpet Tile – Masland Hospitality using “computerized yarn placement” technology – Calibré Luxury Vinyl Tile 21

Sales by Channel for 2018 Second Quarter Health Care Other Gov't Hospitality Store Planning Corporate Education Channels: Interior Design Specifier and Commercial End User 22

Dixie Group Sales $ in millions Net Sales 450 422 412 413 407 397 400 345 350 331 321 300 283 270 266 250 231 205 200 150 100 50 0 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 TTM Q2 2018 *2016 had 53 weeks. 23

Sales & Operating Income $ in millions Annual Y 2007 Y 2008 Y 2009 Y 2010 Y 2011 Y 2012 Y 2013 Y 2014 Y 2015 Y 2016 Y2017 TTM Net Sales 321 283 203 231 270 266 344 407 422 397 412 413 Net Income (Loss) 6.2 (31.5) (42.2) (4.7) 1.0 (0.9) 5.3 (1.4) (2.4) (5.3) (9.6) (14.8) Operating Income 16.7 (28.5) (45.4) (2.6) 5.7 1.8 8.9 (5.2) 2.0 (3.4) 4.0 (1.5) Non-GAAP Adjusted Op. Income 16.7 1.5 (8.4) (1.0) 5.1 3.5 16.4 4.7 4.9 (2.0) 4.6 1.5 EBITDA 29.2 (14.7) (32.1) 8.4 14.8 11.2 18.7 16.9 15.9 10.0 16.6 11.2 Non-GAAP Adjusted EBITDA 29.7 15.5 5.3 10.3 14.5 13.2 26.5 17.7 19.0 11.5 17.5 14.1 Quarterly Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Net Sales 108.9 107.8 89.2 105.3 100.3 102.6 97.5 107.2 102.7 105.1 98.9 106.4 Net Income (Loss) 0.1 (0.5) (4.8) 1.7 0.5 (2.7) (0.6) 1.1 (0.6) (9.5) (2.9) (1.8) Operating Income 1.3 1.2 (5.8) 3.4 1.9 (2.9) 0.6 3.2 0.8 (0.6) (1.5) (0.2) Non-GAAP Adjusted Op. Income 1.9 1.9 (4.4) 3.8 1.9 (3.3) 0.6 3.2 0.8 0.0 (1.3) 2.0 EBITDA 4.9 4.4 (2.4) 6.8 5.3 0.3 3.8 6.2 4.0 2.7 1.6 3.0 Non-GAAP Adjusted EBITDA 5.5 5.1 (0.9) 7.1 5.3 0.0 3.8 6.3 4.0 3.4 1.8 5.0 Change Year over Year Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Net Sales (0.1) 3.2 (6.6) (4.6) (8.6) (5.2) 8.3 1.9 2.4 2.5 1.3 (0.7) Net Sales % Change -0.1% 3.1% -6.9% -4.2% -7.9% -4.8% 9.3% 1.8% 2.3% 2.4% 1.4% -0.7% Net Income (Loss) 0.3 4.7 (2.3) 1.2 0.5 (2.2) 4.2 (0.6) (1.1) (6.8) (2.3) (2.9) Operating Income 0.4 5.7 (3.2) 1.2 0.7 (4.1) 6.5 (0.2) (1.1) 2.3 (2.1) (3.3) Non-GAAP Adjusted Op. Income (1.5) 2.6 (2.5) 0.8 0.0 (5.2) 5.1 (0.6) (1.1) 3.3 (1.9) (1.2) EBITDA 0.7 6.9 (3.2) 1.0 0.4 (4.1) 6.2 (0.6) (1.3) 2.4 (2.2) (3.3) Non-GAAP Adjusted EBITDA (1.2) 2.3 (2.7) 0.4 (0.2) (5.1) 4.8 (0.8) (1.3) 3.3 (2.0) (1.4) Note: 2011 and 2016 have 53 operating weeks, all other periods had 52 operating weeks Note: Non-GAAP reconciliation starting on slide 27 24

Current Business Conditions 2018 Initiatives • We have consolidated our two commercial brands, Masland Contract and Atlas, under one management, sharing operations in marketing, product development and manufacturing but maintaining distinct sales forces. • We announced our Profit Improvement Plan anticipating cost reductions in 2018 of over $3 million. • We are taking advantage of the opportunities created in the west coast market with added retailer and builder penetration and increased service flexibility with the acquisition of the Porterville, CA yarn facility. • Masland Contract has launched both the new Calibré and Quiet Down luxury vinyl flooring product lines. • We have placed over 1,300 displays of Stainmaster PetProtect® luxury vinyl flooring through our Masland and Dixie Home residential brands. • We are launching 150 new residential products for 2018. • Our floorcovering sales for the first 4 weeks of the third quarter are down 2.2% compared to this period in 2017. During this time period, residential sales are stronger than commercial sales. 25

Non-GAAP Information Use of Non-GAAP Financial Information: The Company believes that non-GAAP performance measures, which management uses in evaluating the Company's business, may provide users of the Company's financial information with additional meaningful bases for comparing the Company's current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, the non-GAAP performance measures should be viewed in addition to, not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States. The Company defines Adjusted Gross Profit as Gross Profit plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair market write up of inventories, plus one time items so defined (Note 1) The Company defines Adjusted S,G&A as S,G&A less manufacturing integration expenses included in selling, general and administrative, less direct acquisition expenses, less one time items so defined. (Note 2) The Company defines Adjusted Operating Income as Operating Income plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair market write up of inventories, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined. (Note 3) The company defines Adjusted Income from Continuing Operations as net income plus loss from discontinued operations net of tax, plus manufacturing integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined , all tax effected. (Note 4) The Company defines Adjusted EBIT as net income plus taxes and plus interest. The Company defines Adjusted EBITDA as Adjusted EBIT plus depreciation and amortization, plus manufacturing in integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined. (Note 5) The company defines Free Cash Flow as Net Income plus interest plus depreciation plus non-cash impairment of assets and goodwill minus the net change in working capital minus the tax shield on interest minus capital expenditures. The change in net working capital is the change in current assets less current liabilities between periods. (Note 6) The company defines Non-GAAP Earnings per Share (EPS) as the adjusted operating income less Interest and other expense, tax adjusted at a 35% rate, and divided by the number of fully diluted shares. (Note 7) The Company defines Net Sales as Adjusted as net sales less the last week of sales in a 53 week fiscal year. (Note 8) The Company defines Non-GAAP earnings per Share (EPS) for the Jobs Cut and Tax Act of 2017 as Net Income less discontinued operations minus the effect of the tax act and divided by the number of fully diluted shares. (Note 9) 27

Non-GAAP Information Three Months Ended Non-GAAP Gross Profit Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Net Sales 89,234 105,316 100,297 102,606 97,541 107,187 102,650 105,084 98,858 106,438 Gross Profit 19,506 28,242 25,831 21,846 25,161 28,426 24,857 22,769 21,580 25,144 Plus: Unusual Workers Comp - - - - - - - - - 450 Plus: Business integration expense - - - - - - - - - - Plus: Amortization of inventory step up - - - - - - - - - - Non-GAAP Adj. Gross Profit (Note 1) 19,506 28,242 25,831 21,846 25,161 28,426 24,857 22,769 21,580 25,594 Gross Profit as % of Net Sales 21.9% 26.8% 25.8% 21.3% 25.8% 26.5% 24.2% 21.7% 21.8% 23.6% Non-GAAP Adj. Gross Profit % of Net Sales 21.9% 26.8% 25.8% 21.3% 25.8% 26.5% 24.2% 21.7% 21.8% 24.0% Non-GAAP S,G&A Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Net Sales 89,234 105,316 100,297 102,606 97,541 107,187 102,650 105,084 98,858 106,438 Selling and Administrative Expense 23,666 24,320 23,774 25,223 24,481 25,261 24,044 22,384 23,120 23,801 Plus: Business integration expense - - - - - - - - - - Less: Acquisition expenses - - - - - - - - - - Non-GAAP Adj. Selling and Admin. Expense 23,666 24,320 23,774 25,223 24,481 25,261 24,044 22,384 23,120 23,801 S,G&A as % of Net Sales 26.5% 23.1% 23.7% 24.6% 25.1% 23.6% 23.4% 21.3% 23.4% 22.4% Non-GAAP S,G&A as % of Net Sales (Note 2) 26.5% 23.1% 23.7% 24.6% 25.1% 23.6% 23.4% 21.3% 23.4% 22.4% 28

Non-GAAP Operating Income Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Net Sales 89,234 105,316 100,297 102,606 97,541 107,187 102,650 105,084 98,858 106,438 Operating income (loss) (5,840) 3,403 1,916 (2,894) 628 3,179 767 (608) (1,515) (165) Plus: Acquisition expenses - - - - - - - - - - Plus: Amortization of inventory step up - - - - - - - - - - Plus: Business integration expense - - - - - - - - - - Plus: Unusual Workers Comp - - - - - - - - - 450 Plus: Legal Settlement - - - - - - - - - 1,514 Plus: Profit improvement plans 1,413 403 (1) (359) - - 2 634 216 190 Plus: Impairment of assets - - - - - - - - - - Plus: Impairment of goodwill - - - - - - - - - - Non-GAAP Adj. Operating Income (Loss) (Note 3) (4,427) 3,806 1,915 (3,253) 628 3,179 769 26 (1,299) 1,989 Operating income as % of net sales -6.5% 3.2% 1.9% -2.8% 0.6% 3.0% 0.7% -0.6% -1.5% -0.2% Adjusted operating income as a % of net sales -5.0% 3.6% 1.9% -3.2% 0.6% 3.0% 0.7% 0.0% -1.3% 1.9% Non-GAAP Income from Continuing Operations Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Net income (loss) as reported (4,767) 1,677 534 (2,722) (604) 1,103 (558) (9,496) (2,907) (1,815) Less: (Loss) from discontinued, net tax (10) 62 (39) (84) (29) (123) (11) (69) (23) 157 Income (loss) from Continuing Operations (4,757) 1,615 573 (2,638) (575) 1,225 (546) (9,426) (2,884) (1,972) Plus: Acquisition expenses - - - - - - - - - - Plus: Amortization of inventory step up - - - - - - - - - - Less: Gain on purchase of business - - - - - - - - - - Plus: Business integration expense - - - - - - - - - - Plus: Unusual Workers Comp - - - - - - - - - 450 Plus: Legal Settlement - - - - - - - - - 1,514 Plus: Profit improvement plans 1,413 403 (1) (359) - - 2 634 216 190 Plus: Impairment of assets - - - - - - - - - - Plus: Impairment of goodwill - - - - - - - - - - Plus: Tax effect of above (537) (153) 0 136 - - (1) (241) - - Plus: Tax credits, rate change and valuation allowa - - - - - - - 8,169 - - Non-GAAP Adj. (Loss) / Inc from Cont. Op's (Note (3,881) 1,865 572 (2,861) (575) 1,225 (545) (864) (2,668) 182 Adj diluted EPS from Cont. Op's (0.25) 0.12 0.04 (0.18) (0.04) 0.08 (0.03) (0.06) (0.17) 0.01 Wt'd avg. common shares outstanding - diluted 15,600 15,783 15,744 15,659 15,673 15,826 15,707 15,707 15,851 15,864 29

Non-GAAP EBIT and EBITDA Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Net income (loss) as reported (4,767) 1,677 534 (2,722) (604) 1,103 (558) (9,496) (2,907) (1,815) Less: (Loss) from discontinued, net tax (10) 62 (39) (84) (29) (123) (11) (69) (23) 157 Plus: Taxes (2,415) 451 27 (1,685) (163) 570 (181) 7,283 (166) (26) Plus: Interest 1,324 1,333 1,312 1,423 1,362 1,357 1,486 1,535 1,533 1,642 Non-GAAP Adjusted EBIT (Note 5) (5,848) 3,399 1,912 (2,900) 624 3,153 759 (608) (1,517) (356) Plus: Depreciation and amortization 3,498 3,325 3,410 3,282 3,210 3,196 3,213 3,328 3,143 3,164 Non-GAAP EBITDA from Cont Op (2,350) 6,724 5,322 382 3,834 6,349 3,972 2,720 1,626 2,808 Plus: Acquisition expenses - - - - - - - - - - Plus: Amortization of inventory step up - - - - - - - - - - Less: Gain on purchase of business - - - - - - - - - - Plus: Business integration expense - - - - - - - - - - Plus: Unusual Workers Comp - - - - - - - - - 450 Plus: Legal Settlement - - - - - - - - - 1,514 Plus: Profit improvement plans 1,413 403 (1) (359) - - 2 634 216 190 Plus: Impairment of assets - - - - - - - - - - Plus: Impairment of goodwill - - - - - - - - - - Non-GAAP Adj. EBITDA (Note 5) (937) 7,127 5,321 23 3,834 6,349 3,974 3,354 1,842 4,962 Non-GAAP Adj. EBITDA as % of Net Sales -1.1% 6.8% 5.3% 0.0% 3.9% 5.9% 3.9% 3.2% 1.9% 4.7% Management estimate of severe weather (not in a - - - - - - - - - - Non-GAAP Free Cash Flow Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Non-GAAP Adjusted EBIT (from above) (5,848) 3,399 1,912 (2,900) 624 3,153 759 (608) (1,517) (356) Times: 1 - Tax Rate = EBIAT (3,626) 2,107 1,185 (1,798) 387 1,955 470 (377) (1,517) (356) Plus: Depreciation and amortization 3,498 3,325 3,410 3,282 3,210 3,196 3,213 3,328 3,143 3,164 Plus: Non Cash Impairment of Assets, Goodwill - - - - - - - - - - Minus: Net change in Working Capital (4,671) (3,330) 927 (9,831) 10,906 6,247 11,135 (4,902) 2,138 5,416 Non-GAAP Cash from Operations 4,543 8,762 3,668 11,315 (7,309) (1,096) (7,452) 7,853 (512) (2,608) Minus: Capital Expenditures 1,218 1,020 1,357 1,736 3,778 2,733 5,731 1,340 752 745 Minus: Business / Capital acquisitions - - - - - - - - - - Non-GAAP Free Cash Flow (Note 6) 3,325 7,742 2,311 9,579 (11,087) (3,829) (13,183) 6,513 (1,264) (3,353) 30